UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2022

STARK FOCUS GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-237100	32-0610316
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

38 S Federal Highway #10-199 Dania Beach, FL 33004

(Address of Principal Executive Offices) (Zip Code)

(352) 562 – 0289

Registrant’s telephone number, including area code

___________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 18, 2022, Stark Focus Group Inc (the “Company”) announced that it is entering the Drone / Unmanned Aerial Vehicles market with the launch of its new brand, RevoluDrones.

The Company aims to target both mainstream and high-end segments of the market with a three- pronged approach: By ensuring its products are rich in features, simple to operate, and kept in an affordable price range for the retail market.

The Company also wishes to announce the launch of the RevoluDrones brand website at www.Revoludrones.com. The Company currently expects its initial range of drone models to be ready for wider commercial release in an estimated timeframe of 4-6 months, and will be made available to consumers directly via its website and selected retail channels.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ms Young Adventure Enterprise, Inc.

Date: July 18, 2022	By:	/s/ Cao Zhi Fen
Cao Zhi Fen CEO

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